UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

CHESAPEAKE LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 972-4140

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On June 30, 2011, an indirect, wholly owned subsidiary of Chesapeake Lodging Trust (the “Company”) acquired the 204-room Courtyard Washington Capitol Hill/Navy Yard from NJA Hotel LLC for a purchase price of $68.0 million, plus customary pro-rated amounts and closing costs. The Company funded the purchase price by assuming existing mortgage debt with an outstanding principal balance of $37.5 million described below, and with a borrowing under its revolving credit facility.

At closing on June 30, 2011, an indirect, wholly owned subsidiary of the Company, assumed an existing loan agreement with Wells Fargo Bank, N.A., as trustee for Morgan Stanley Mortgage Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12. The loan had an outstanding principal balance of $37.5 million and matures in November 2016. The loan carries a fixed interest rate of 5.90% per annum, with principal and interest payments calculated based on a 30-year amortization. The loan is secured by a first mortgage lien on the Courtyard Washington Capitol Hill/Navy Yard, and related equipment, fixtures, personal property and other assets. In addition, the Company and its operating partnership, Chesapeake Lodging, L.P., have guaranteed certain customary matters under the loan agreement and related documentation. The loan agreement and related documents contain representations, warranties, covenants, conditions and events of default customary for single-property mortgage financings of this type.

A copy of the Company’s press release announcing this transaction is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) and (b) Financial statements of businesses acquired and pro forma financial information.

The financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) were previously filed within the Company’s Current Report on Form 8-K filed on February 28, 2011.

(d) Exhibits.

Incorporated by reference to the Exhibit Index filed herewith and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2011	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press release issued June 30, 2011